Exhibit 10.6.2

December 31, 2014

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

Gentlemen:

Harmony Merger Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits that he will purchase an aggregate of 2,500 units of the Corporation (“Insider Units”), each Insider Unit consisting of one share of Common Stock and one warrant (“Warrant”) to purchase three-fourths of one share of Common Stock for $11.50 per whole share, for an aggregate purchase price of $25,000 (the “Purchase Price”). At least 24 hours prior to the effective date of the Registration Statement (defined below), the undersigned will cause the Purchase Price to be delivered to Graubard Miller (“GM”), counsel for the Corporation, to hold in a non-interest bearing account until the Corporation consummates the IPO. The consummation of the purchase and issuance of the Insider Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”).

The Insider Units will be identical to the units to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Insider Units in favor of any proposed Business Combination;

●	the Insider Units and underlying securities will not be transferable (except (i) amongst the initial purchasers of the Insider Units, to the Corporation’s officers, directors and employees, to a holder’s affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Insider Units were originally purchased or (vi) to the Corporation for cancellation in connection with the consummation of a Business Combination, in each case (except for clause (vi)) where the transferee agrees to the terms of the transfer restrictions and voting agreement set forth above) until after the completion of a Business Combination;

●	the Insider Units will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Insider Units (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market) if the Corporation fails to consummate a Business Combination; and

●	the Insider Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The Company also agrees that so long as the Warrants included in the Private Units continue to be held by the undersigned or its permitted transferees, the Company will not redeem such Warrants and will permit the undersigned or its permitted transferees to exercise such Warrants on a cashless basis by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price. Solely for purposes of this agreement, the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the day prior to the Company’s receipt of the applicable exercise notice. Additionally, because the Warrants included in the Private Units are being issued in a private transaction, they may be exercisable by the undersigned or its permitted transferees for unregistered ordinary shares even if the prospectus relating to the ordinary shares issuable upon exercise of the Warrants is not current and effective.

Each of the Corporation and the undersigned acknowledges and agrees that GM is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Insider Units and GM’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Insider Units as described above. GM shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless GM has acted in a manner constituting gross negligence or willful misconduct. The Corporation shall indemnify GM against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. GM may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything to the contrary contained herein, GM agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

The undersigned further acknowledges and agrees that if, in order to consummate any Business Combination, the holders of Insider Units are required to contribute back to the capital of the Corporation a portion of any such securities to be cancelled by the Corporation, the undersigned will contribute back to the capital of the Corporation a proportionate number of Insider Units pro rata with the other holders of Insider Units.

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The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Insider Units have not been registered under the Securities Act;

(b)	it is acquiring the Insider Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Insider Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder; and

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its respective legal, valid and binding obligation, and is enforceable against it.

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Very truly yours,

/s/ David D. Sgro
David D. Sgro

Accepted and Agreed:

Harmony Merger Corp.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

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